UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2021

Information Services Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)            On April 30, 2021, Information Services Group, Inc. (“ISG” or the “Company) announced that David E. Berger, Executive Vice President and Chief Financial Officer, plans to retire from the role of Chief Financial Officer on June 7, 2021 after nearly 12 years of service. Mr. Berger has served as Chief Financial Officer of the Company since October 2009. Mr. Berger will serve in an advisory role to assist in ongoing M&A projects and to support the transition.

(c)            On April 30, 2021, the Company announced that Humberto P. Alfonso, 63 will join the Company on June 7, 2021 as Executive Vice President and Chief Financial Officer.

Mr. Alfonso was most recently Chief Executive Officer of Yowie Group Ltd. from June 2016, and as a director from March 2017, until January 2018. Yowie is a global brand licensing company. Mr. Alfonso was President, International, of The Hershey Company, the largest producer of quality chocolate in North America and a global leader in chocolate and sugar confectionery, from April 2013 until his retirement in June 2015. He was Executive Vice President, Chief Financial Officer, and Chief Administrative Officer of Hershey from November 2011 to April 2013, and Senior Vice President and Chief Financial Officer from July 2007 to November 2011. He joined Hershey in July 2006, initially serving as Vice President, Finance and Planning, U.S. Commercial Group from July 2006 to October 2006, and then serving as Vice President, Finance and Planning, North American Commercial Group from October 2006 to July 2007. Before joining Hershey, Mr. Alfonso held a variety of finance positions at Cadbury Schweppes, a producer of soft drinks and premium beverages, serving as Executive Vice President Finance and Chief Financial Officer of Cadbury Schweppes Americas Beverages from March 2005 to July 2006 and Vice President Finance, Global Supply Chain from May 2003 to March 2005. Prior to that, Mr. Alfonso held a number of senior financial positions at Pfizer, Inc. Mr. Alfonso currently serves on the Board of Eastman Chemical Company, is Chair of its Audit Committee and serves on its Environmental, Safety and Sustainability Committee and its Finance Committee.

On April 30, 2021, Mr. Alfonso entered into an employment letter with the Company (the “Employment Letter”). Pursuant to the Employment Letter, Mr. Alfonso will receive a base salary of $550,000 and has a target ISG Incentive Plan (“IIP”) bonus opportunity of $350,000. For 2021 only, in lieu of a bonus opportunity in cash, the Company and Mr. Alfonso have agreed that Mr. Alfonso will receive a grant of ISG Restricted Stock Units (RSUs) on July 1, 2021 with a dollar value of $200,000, which will vest on the first anniversary of the grant date pursuant to the Company’s standard Restricted Stock Unit Award Agreement (time-based), which requires Mr. Alfonso to execute the Company’s standard Restrictive Covenant Agreement. In addition, on July 1, 2021, Mr. Alfonso will be granted 100,000 ISG RSUs that will vest 100% on the third year anniversary of the grant date. The Restrictive Covenant Agreement requires Mr. Alfonso to not disclose confidential information of the Company at any time, and for the period during which he is employed by the Company, and the 24-month period thereafter, not to compete with the Company, not to interfere with the Company’s business and not to solicit nor hire any of the Company’s employees or customers. Also, pursuant to the Employment Letter, Mr. Alfonso may elect to purchase up to $100,000 of ISG shares in the open market which will be matched 1:1 with a grant of RSUs provided his open market purchases are completed by December 10, 2021. In addition, on June 7, 2021, Mr. Alfonso will enter into the Company’s standard Change in Control Agreement for officers, which has a term of two years from the effective date, but will automatically extend for successive one-year terms unless a notice of non-renewal is given at least one year before the then scheduled expiration of the term. This Change in Control Agreement provides for a lump sum severance payment as a result of a termination of employment by the Company without “Cause” or by the executive for “Good Reason” (each as defined in the Change in Control Agreement) during the two-year period following a Change in Control (as defined in the applicable Change in Control Agreement), the material terms of which are the same as the Change in Control Agreements the Company’s executives as described on pages 24 and 25 of the Company’s Definitive Proxy Statement previously filed with the SEC on March 18, 2021 and incorporated herein by reference. Finally, to assist in Mr. Alfonso’s transition, the Company will make two transition payments of $100,000 each on July 1, 2021 and July 1, 2022.

The foregoing summaries of the Employment Letter, the Restricted Stock Unit Award agreement, the Restrictive Covenant Agreement and the Change in Control Agreement do not purport to be complete and are qualified in their entirety by, the full text of such agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and10.4 to this Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 30, 2021, the Company issued a press release announcing that Mr. Berger, Executive Vice President and Chief Financial Officer, plans to retire as Chief Financial Officer on June 7, 2021 and that Mr. Alfonso has agreed to join the Company on June 7, 2021 as Executive Vice President and Chief Financial Officer upon Mr. Berger’s retirement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Letter for Humberto P. Alfonso, dated April 30, 2021

10.2	Form of Restricted Stock Unit Award Agreement (Time-Based) (previously filed as Exhibit 10.2 to the Registrant's Form 8-K filed with the SEC on September 29, 2009 (Commission File Number: 001-33287), and incorporated herein by reference)

10.3	Form of Restricted Covenant Agreement (previously filed as Exhibit 10.3 to the Registrant's Form 8-K filed with the SEC on September 29, 2009 (Commission File Number: 001-33287), and incorporated herein by reference)

10.4	Form of Change in Control Agreement for officers (previously filed as Exhibit 10.15 to the Registrant's Form 10-K filed with the SEC on March 15, 2012 (Commission File Number: 001-33287), and incorporated herein by reference)

99.1	Press Release dated April 30, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2021	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

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